--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                               November 30, 1996



Dear Trust Shareholder:

      Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.


Sincerely,



/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein
--------------------                       -------------------------
Laurence D. Fink                           Ralph L. Schlosstein
Chairman                                   President

      November 30, 1996

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock North American Government Income Trust Inc. (the "Trust") for the fiscal year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with at least 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the Canadian or U.S.
Governments or their agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

------------------------------------------------------------------------------------------------------------------------------------
                                                10/31/96      10/31/95        CHANGE          HIGH           LOW
  Stock Price                                    $10.125       $10.125          --           $10.375        $9.25
  Net Asset Value (NAV)                          $12.33        $11.36          8.54%         $12.33        $10.99
  Currency Exchange Rate                         $0.7462       $0.7464        (0.03%)        $0.7466       $0.7232
------------------------------------------------------------------------------------------------------------------------------------


THE CANADIAN AND U.S. FIXED INCOME MARKETS

      Canadian fixed income securities significantly outperformed their U.S. counterparts during the past twelve months, as investor interest strengthened in response to Canada's positive inflation environment. Additionally, low federal and provincial budget deficits and higher trade surpluses helped support the Canadian dollar, whose value in relation to the U.S. dollar remained fairly stable despite continued efforts by the Bank of Canada (in the form of short term interest rate cuts) to stimulate the sluggish Canadian economy. The strong performance of the Canadian fixed income markets can be seen in the narrowing of the yield differentials, or spreads, between Canadian and U.S. bonds. For example, on October 31, 1995, the Canadian 10-year Treasury yielded 7.52%, 150 basis points (1.50%) higher than the U.S. 10-year Treasury's yield of 6.02%. On October 31, 1996, the spread had narrowed to 7 basis points, as the Canadian 10-year closed at 6.43%.

      The performance of the U.S. fixed income markets was influenced by significant swings in the pace of U.S. economic growth. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. Economic growth began to pick up in mid-February, however, and accelerated throughout the second quarter of 1996. More recently, the pace of economic growth has slowed, allowing the Fed to leave short term interest rates unchanged at their August and September policy meetings.

      Yields of most maturity U.S. Treasuries posted minimal net changes over the past twelve months. As an example, the yield of the 10-Year note ended October 1996 at 6.34%, 32 basis points higher than the October 31, 1995 closing yield of 6.02%. However, the modest net change in yield levels masks considerable intra-year movements. After falling to a low of 5.52% in mid-January, the yield of the 10-year Treasury rose to 7.05% in July in response to stronger economic data before rallying to 6.34% at the end of the fiscal year. The market for mortgage-backed securities MBS posted strong performance versus the broader investment grade bond market during 1996. Prepayments, as measured by the MBA Refinancing Index, displayed considerable stability as homeowners refinanced their mortgages at a relatively steady rate. An equally important contributor to mortgage performance was a strong technical environment, as new issue supply declined from its May peak.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total Portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for a given change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1995 asset composition.

--------------------------------------------------------------------------------
     COMPOSITION                         OCTOBER 31, 1996    OCTOBER 31, 1995
   Canadian Portfolio Allocation                76%                 72%
   Ontario                                      19%                 14%
   Canadian Government Securities               15%                 11%
   Canadian Mortgages                            8%                 10%
   Quebec                                        7%                  3%
   Saskatchewan                                  6%                  5%
   British Columbia                              6%                  5%
   New Brunswick                                 5%                  3%
   New Foundland                                 3%                  6%
   Manitoba                                      3%                  5%
   Nova Scotia                                   2%                  2%
   Prince Edward Island                          2%                  1%
   Alberta                                      --                   7%
--------------------------------------------------------------------------------
   U.S. Portfolio Allocation                    24%                 28%
   FHA Project Loans                             7%                  7%
   Stripped Mortgage-Backed Securities           5%                  3%
   Agency Mortgage Pass-Throughs                 4%                  4%
   Agency Multiple Class Mortgage
     Pass-Throughs                               4%                  3%
   Non-Agency Multiple Class Mortgage
     Pass-Throughs                               3%                  7%
   Adjustable Rate Mortgage Securities           1%                  1%
   U.S. Government Securities                   --                   3%
--------------------------------------------------------------------------------


      Within the U.S. portion of the portfolio, the Trust took advantage of the strong 1996 year-to-date total return performance of the U.S. mortgage-backed securities (MBS) market by reducing total mortgage exposure, particularly in the pass-through and adjustable-rate mortgage (ARM) sectors. The Trust's remaining mortgage holdings emphasize seasoned securities, which have weathered several interest rate cycles and are expected to provide more prepayment stability should interest rates decline significantly.

      The Canadian portfolio was managed to contribute a higher than usual proportion of the duration (market exposure) of the total portfolio, reflecting BlackRock's positive relative outlook for the Canadian market. The Trust benefited from the outperformance of Canadian provincial issues that occurred during the year. Recently, the Trust has begun to reduce its provincial exposure, particularly in shorter maturity issues, as the outlook for further outperformance appeared limited. Additionally, the portfolio's Canadian dollar denominated leverage was particularly effective due to the steepness in the Canadian yield curve throughout the period, which significantly enhanced the Trust's income and total return characteristics.

      The Trust's Board of Directors has announced that the Trust expects to offset approximately 70% of its current year's (1996) investment income with prior Canadian currency losses, which in 1995 caused 100% of the Trust's 1995 distributions to not be subject to current income taxation. While the Trust would be earning its dividend from ordinary income, the ability to offset such income with currency losses will result in the reclassification of approximately 70% of all ordinary income dividends as a return of capital which will not be subject to federal, state and local income tax. As with 1995's return of capital distributions, shareholders will be required to reduce their original cost basis by the amount of return of capital distributions received for purposes of determining capital gain or loss on any future sale of shares. Final tax information will be sent to shareholders in January 1997.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. Sincerely,






/s/ Robert S. Kapito                        /s/ Michael P. Lustig
------------------------                    ----------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                  BNA
Initial Offering Date:                                      December 20, 1991
Closing Stock Price as of 10/31/96:                            $    10.125
Net Asset Value as of 10/31/96:                                $    12.33
Yield on Closing Stock Price as of 10/31/96 ($10.125)1:              8.30%
Current Monthly Distribution per Share2:                       $     0.07
Current Annualized Distribution per Share2:                    $     0.84
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                      VALUE
(UNAUDITED)   (000)         DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------

                         LONG-TERM INVESTMENTS--129.9%
                         UNITED STATES SECURITIES--30.7%
                         MORTGAGE PASS-THROUGHS--13.8%
                         Federal Home Loan Mortgage
                          Corporation,

               $ 9,669    6.50%, 3/01/26 .........................  $  9,263,784
                 5,750    7.50%, 12/01/99 ........................     5,769,723
                         Federal Housing Administration,
                          GMAC,
                 2,239    Series 37, 7.43%, 5/01/22 ..............     2,281,464
                 1,365    Series 44, 7.43%, 8/01/22 ..............     1,387,538
                 1,697    Series 59, 7.43%, 7/01/21 ..............     1,732,565
                   746    Series 65, 7.43%, 2/01/23 ..............       761,118
                          Merrill,
                 3,024    Series 29, 7.43%, 10/01/20 .............     3,086,874
                25,287    Series 42, 7.43%, 9/01/22 ..............    25,757,499
                 2,306    Reilly, Series B-11, 7.40%, 4/01/21 ....     2,347,841
                 2,380    Westmore Project 8240,
                           7.25%, 4/01/21 ........................     2,409,598
                          Government National Mortgage
                           Association,
                 4,210##  6.00%, 12/15/08 - 4/15/09, 15 year .....     4,090,169
                 2,859    8.00%, 4/15/24 - 11/15/25 ..............     2,923,718
                                                                     -----------
                                                                      61,811,891
                                                                     -----------
                          MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--10.4%
AAA             16,000##  Community Program Loan Trust,
                           Collateralized Mortgage Obligation,
                           Series 1987-A, Class A4, 10/01/18 ......   13,740,000
                         Federal Home Loan Mortgage
                           Corporation, Multiclass
                           Mortgage Participation
                           Certificates,
                 8,000    Series 120, Class 120-H, 2/15/21 .......     8,354,960
                    73    Series 1363, Class 1363-E,
                           8/15/22 (ARM) .........................     2,185,430
                 9,675    Series 1379, Class 1379-P,
                           8/15/18 (I) ...........................     1,107,843
                 1,033    Series 1530, Class 1530-OA,
                           6/15/23 (ARM) .........................       589,051


--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                      VALUE
(UNAUDITED)   (000)         DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------

                         Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
               $ 8,166    Trust 1989-90, Class 90-E, 12/25/19 ....   $ 8,687,261
                 1,390    Trust G1993-27, Class 27-SE,
                           8/25/23 ...............................       734,348
                 1,233    Trust 1993-120, Class 120-SN
                           3/25/23 (ARM) .........................       794,607
                 1,889    Trust 1993-183, Class 183-SE,
                           10/25/23 (ARM) ........................     1,492,151
                   524    Trust 1993-201, Class 201-A,
                           1/25/23 ...............................       469,873
                 1,862    Trust 1993-201, Class 201-SC
                           10/25/23 (ARM) ........................     1,319,826
                 2,100    Trust 1996-14, Class 14-M, 10/25/21 ....     1,683,937
                49,701    Trust 1996-43, Class 43-SA (ARM) .......     1,894,857
Aaa              4,738   G. E. Capital Mortgage Services,
                          Trust 1993-13, Class A2, 10/25/08 ......       281,298
AAA              3,000   ML Trust XXXVI, Collateralized Mortgage
                          Obligation, Series 36, Class D,
                           11/01/18 ..............................     3,153,330
                                                                      ----------
                                                                      46,488,772
                                                                      ----------
                         STRIPPED MORTGAGE-BACKED
                         SECURITIES--6.1%
                         Federal Home Loan Mortgage Corporation,
                 8,667    Series 1254, Class 1254-Z,
                           4/15/22 (I/O) .........................     2,713,520
                    75#   Series 1434, Class 1434-M, 12/15/22
                           (I/0) .................................     4,970,250
                 4,134    Series 1570, Class 1570-C, 8/15/23
                           (P/O) .................................     1,976,035
                 5,620+   Series 1571, Class 1571-E, 8/15/23
                           (P/O) .................................     2,599,053
                         Federal National Mortgage Association,
                 3,700@   Trust 2, Class 2,  2/01/17  (I/O) ......     1,123,315
                 5,913@   Trust 11, Class 2, 2/01/17 (I/0) .......     1,799,920
                 4,560@   Trust 116, Class 2, 12/25/21 (I/0) .....     1,349,397
                 10,914   Trust G-233, Class 2 8/01/23 (I/O) .....     3,519,732
                     42   Trust 1991-24, Class 24-O, 3/25/21
                           (I/O) .................................     1,984,533
                     20   Trust G1992-5, Class 5-E, 1/25/22
                           (I/O) .................................     1,064,942
                  1,998   Trust 1992-48, Class 48-J, 4/25/07
                           (I/O) .................................       725,193
                  2,627   Trust 1994-22, Class 22-E, 1/25/24
                           (P/O) .................................     1,733,517
                  3,321   Trust 1996-38, Class 38-E
                            8/25/23  (P/O), ......................     1,425,774
                                                                      ----------
                                                                      26,985,181
                                                                      ----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                 VALUE
(UNAUDITED)   (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                      U.S GOVERNMENT SECURITIES--0.4%
                      U.S. Treasury Notes,
              $ 150+   6.50%, 5/31/01. ...........................     $ 152,461
                750    7.00%, 7/15/06 ............................       783,045
                610    7.25%, 8/15/04 ............................       645,551
                                                                     -----------
                                                                       1,581,057
                                                                     -----------
                      Total United States Securities
                       (cost $133,729,643) .......................   136,866,901
                                                                     -----------

                      Canadian Securities--99.2%
                      Canadian Government Securities--19.6%
                      Canadian TreasuryNotes,
           C$15,000+   7.50%, 3/01/01 ............................    12,088,185
             17,000    7.50%, 9/01/00 ............................    13,659,110
             75,000    8.50%, 3/01/00 ............................    61,889,774
                                                                     -----------
                      Total Canadian Government
                      Securities                                      87,637,069
                                                                     -----------

                      CANADIAN MORTGAGES--9.8%
                      Conduit for Mortgage Obligation,
             9,000++** 6.95%, 9/01/98 ............................     6,965,900
             3,000++** 8.25%, 5/01/98 ............................    10,144,307
            25,955+  NHA Mortgage Backed Securities
                       Corporation, Household Trust,
                       7.75%, 6/01/99 ............................    20,383,521
                      Shoppers,
              1,815    9.125%, 4/01/02 ...........................     1,476,191
              5,767    9.125%, 5/01/02 ...........................     4,690,831
                                                                     -----------
                      Total Canadian Mortgages                        43,660,750
                                                                     -----------


                      CANADIAN PROVINCIAL SECURITIES--69.8%
                      BRITISH COLUMBIA--8.3%
             40,000+  British Columbia Province,
                       8.50%, 8/23/13 ............................    33,884,465
              4,000   Municipal Finance Authority,
                       7.75%, 12/01/05 ...........................     3,232,977
                                                                     -----------
                                                                      37,117,442
                                                                     -----------

                      MANITOBA--3.6%
              3,000   City of Winnipeg,
                       9.375%, 2/11/13 ...........................     2,673,852
             15,000   Manitoba Province,
                      9.375%, 11/15/04 ...........................    13,344,527
                                                                     -----------
                                                                      16,018,379
                                                                     -----------


                       NEW BRUNSWICK--6.7%
                      New Brunswick Province,
             20,000    7.50%, 12/15/05 ...........................    15,920,296
             14,600    10.125%, 10/31/11 .........................    14,075,339
                                                                     -----------
                                                                      29,995,635
                                                                     -----------

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                  VALUE
(UNAUDITED)   (000)         DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------


                      NEWFOUNDLAND--4.3%
           C$23,000   Newfoundland Province,
                       8.45%, 2/05/26 .......................     $ 19,000,458
                                                                   -----------

                      NOVA SCOTIA--3.1%
             15,000+  Nova Scotia Province,
                       9.60%, 1/30/22 .......................       13,946,004
                                                                   -----------

                      ONTARIO--24.5%
             10,000+  Hamilton Wentworth Regional
                       Muncipality
                       7.00%, 6/06/01 .......................        7,871,959
             10,000+  Ontario Hydro,
                       8.90%, 8/18/22 .......................        8,772,422
                      Ontario Province,
             25,000+   7.50%, 1/19/06 .......................       19,882,462
             25,000+   8.00%, 6/02/26 .......................       20,092,318
             25,000+   8.10%, 9/08/23 .......................       20,289,864
             28,500    9.75%, 10/29/01 ......................       24,790,225
             10,000   Toronto Metropolitan Municipality
                       7.75%, 12/01/05 ......................        7,886,875
                                                                   -----------
                                                                   109,586,125
                                                                   -----------

                      PRINCE EDWARD ISLAND--2.4%
             13,000+  Prince Edward Island Province,
                       8.50%, 10/27/15 .......................      10,862,877
                                                                   -----------

                      Quebec--9.7%
                      Hydro Quebec,
             18,600+   10.25%, 5/15/03 .......................      15,079,004
              7,250    10.75%, 3/27/04 .......................       5,842,412
                      Quebec Province,
             10,000    7.50%, 12/01/03 .......................       7,926,422
             18,700    10.25%, 5/04/01 .......................      14,392,651
                                                                   -----------
                                                                    43,240,489
                                                                   -----------
                      SASKATCHEWAN--7.2%
                      Saskatchewan Province,
             34,500+   7.50%, 12/19/05 .......................      27,473,064

              5,000    11.00%, 1/09/01 .......................       4,497,422
                                                                   -----------
                                                                    31,970,486
                                                                   -----------
                      Total Canadian Provincial
                       Securities ............................     311,737,895
                                                                   -----------
                      Total Canadian Securities
                       (cost $419,948,461) ...................     443,035,714
                                                                   -----------
                      Total Long-Term Investments
                       (cost $553,678,104) ...................     579,902,615
                                                                   -----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                           VALUE
(UNAUDITED)   (000)         DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------

                  SHORT-TERM INVESTMENTS--49.7%
                  MoneyMarket Investments
       $ 34,000   Dreyfus CashManagement Plus
                   Incorporated .........................  $ 34,000,000
         76,000   Dreyfus Money Market Dividend
                   Receipt ..............................    37,802,390
        150,000   Fidelity Instituional CashPortfolios,
                   Money Market Portfolio, Class A ......   150,000,000
                                                            -----------
                  Total Short-Term Investments
                   (cost $221,802,390) ..................   221,802,390
                                                            -----------

                  Total Investments, before investment
                   sold short--179.6%
                   (cost $775,480,494) ..................   801,705,005

                  INVESTMENT SOLD SHORT--(0.6%)
          2,500   United States Treasury Bonds,
                   6.75%, 8/15/26
                   (proceeds $2,478,906) ................   (2,529,675)
                                                            -----------
                  Total Investments, net of investment
                   sold short--179.0% ...................   799,175,330
                  Liabilities in excess of other
                   assets--(79.0%) ...................... (352,780,885)
                                                            -----------
                  NET ASSETS--100% ...................... $ 446,394,445
                                                            ===========

================================================================================
                              KEY TO ABBREVIATIONS
             ARM-- Adjustable Rate Mortgage.
             CMO-- Collateralized Mortgage Obligation.
               I-- Denotes a CMO with interest only characteristics.
             I/O-- Interest Only.
             P/O-- Principal Only.
           REMIC-- Real Estate Mortgage Investment Conduit.
================================================================================

   * Using the higher of Standard & Poor's or Moody's rating.
  ** Private placement securities restricted as to resale. See Note 3.
   + (Partial)  principal  amount  pledged as  collateral  for reverse repurchase agreements.
  ++ Entire  principal  amount  pledged as  collateral  for  reverse  repurchase agreements.
   @ Entire principal amount pledged as collateral for futures transactions.
   # Entire principal amount pledged as collateral for mortgage swaps.
  ## $12,062,915 of principal amount pledged as collateral for mortgage swaps.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $775,480,494) (Note 1) .........      $ 801,705,005
Cash .......................................................            236,114
Canadian dollars, at value (cost $5,802,485) ...............          6,425,185
Receivable for investments sold ............................         43,080,987
Interest receivable ........................................         10,820,338
Deposits with brokers for securities sold short ............          2,553,125
Forward currency contracts--amount receivable
   from counterparties .....................................            500,106
Unrealized appreciation on Canadian dollar swap
   spreadlock (Notes 1 & 3) ................................             43,976
Other assets ...............................................              1,659
                                                                  -------------
                                                                    865,366,495
                                                                  -------------


LIABILITIES
Reverse repurchase agreements (Note 4) .....................        217,134,721
Payable for investments purchased ..........................        187,636,673
Dollar roll payable ........................................          7,562,827
Unrealized depreciation on mortgage swap
   (Notes 1 & 3) ...........................................          2,771,861
Investments sold short, at value
   (proceeds $2,478,906) ...................................          2,529,675
Due to broker-variation margin .............................            183,371
Dividends payable ..........................................            230,240
Advisory fee payable (Note 2) ..............................            221,559
Interest payable ...........................................            256,734
Administration fee payable (Note 2) ........................             36,927
Other accrued expenses .....................................            407,462
                                                                  -------------
                                                                    418,972,050
                                                                  -------------
Net Assets .................................................      $ 446,394,445
                                                                  -------------
Net assets were comprised of:
   Common stock, at par (Note 5) ...........................      $     362,071
   Paid-in capital in excess of par ........................        443,708,250
                                                                  -------------
                                                                    444,070,321
   Accumulated net realized loss on investments ............        (59,995,962)
   Net unrealized appreciation on
     investments ...........................................         58,203,197
   Accumulated net realized and unrealized
     foreign currency gain .................................          4,116,889
                                                                  -------------
   Net assets, October 31, 1996 ............................      $ 446,394,445
                                                                  =============

Net asset value per share:
   ($446,394,445 / 36,207,093 shares of
   common stock issued and outstanding) ....................             $12.33
                                                                  =============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
Interest (net of premium amortization of
   $6,962,306 and net of interest expense of
   $15,010,024)                                $ 37,722,738
                                               ------------
Expenses
   Investment advisory .....................      2,472,119
   Administration ..........................        412,020
   Reports to shareholders .................        340,000
   Custodian ...............................        330,000
   Audit ...................................         85,000
   Directors ...............................         80,000
   Transfer agent ..........................         20,000
   Miscellaneous ...........................        225,032
                                               ------------
     Total operating expenses ..............      3,964,171
                                               ------------
   Net investment income ...................     33,758,567
                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
   Investments .............................     35,655,429
   Futures .................................      (824,595)
   Short sales .............................       (238,497)
   Foreign currency ........................    (25,324,566)
                                               ------------
                                                  9,267,771
                                               ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments .............................      1,248,786
   Futures .................................       (635,983)
   Short sales .............................         91,629
   Options .................................        (11,165)
   Foreign currency ........................     23,264,206
                                               ------------
                                                 23,957,473
                                               ------------
Net gain on investments and foreign currency
   transactions ............................     33,225,244
                                               ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................   $ 66,983,811
                                               ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities:
   Interest received .............................   $    59,079,084
   Operating expenses paid .......................        (3,932,532)
   Interest expense paid on reverse repurchase
     agreements ..................................       (15,615,242)
   Purchases of short-term portfolio investments
     including options, net ......................      (183,304,399)
   Purchases of long-term portfolio investments ..    (1,052,920,780)
   Proceeds from disposition of long-term
     portfolio investments .......................     1,213,467,151
   Variation margin on futures ...................        (1,084,782)
                                                     ---------------
   Net cash flows provided by operating activities        15,688,500
                                                     ---------------
Cash flows used for financing activities:
   Increase in reverse repurchase agreements .....        14,431,867)
   Cash dividends paid ...........................       (31,946,454)
                                                     ---------------

   Net cash flows used for financing activities ..       (17,514,587)
                                                     ---------------
Net realized and unrealized foreign currency gain          6,477,901
                                                     ---------------
Net Increase in cash .............................         4,651,814
   Cash at beginning of year .....................         2,009,485
                                                     ---------------
Cash at end of year ..............................         6,661,299
                                                     ===============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS (INCLUDING FOREIGN
CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .................................. $  66,983,811
                                                     -------------
Increase in investments ..........................    (169,532,229)
Net realized gain ................................      (9,267,771)
Increase in unrealized appreciation ..............     (23,957,473)
Decrease in deposits with brokers as
   collateral for investments sold short .........      29,944,919
Increase in interest receivable ..................        (615,984)
Increase in receivable for investments sold ......     (43,080,987)
Decrease in receivable for forward
   currency contracts ............................       2,398,723
Increase in appreciation on Canadian dollar
   swap spreadlock ...............................         (43,976)
Decrease in other assets .........................          14,040
Increase in variation  margin payable ..........           375,796)
Increase in payable for investments  purchased ...     180,849,006
Increase in dollar roll  payable ................        7,562,827
Increase  in  depreciation  on mortgage  swap ..           150,832
Decrease in payable for securities sold short ....     (25,289,818
Decrease in interest payable .....................        (605,218)
Decrease in payable for call options .............        (214,360
Increase in accrued expenses and other liabilities          16,362
                                                     -------------
   Total adjustments .............................     (51,295,311)
                                                     -------------
Net cash flows provided by operating activities ..   $  15,688,500
                                                     =============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

INCREASE (DECREASE)                        YEAR           YEAR
IN NET ASSET                               ENDED          ENDED
                                        OCTOBER 31,     OCTOBER 31,
                                            1996           1995
                                          ---------      ---------


Operations:

   Net investment income ..........   $  33,758,567    $  32,154,387

   Net realized gain (loss) on
     investments, futures, short
     sales and foreign currency
     transactions .................       9,267,771      (14,375,527)

   Net change in unrealized
     appreciation/depreciation
     on investments, futures, short
     sales, options and foreign
     currency .....................      23,957,473       64,068,308
                                      -------------    -------------

   Net increase in net
     assets resulting from
     operations ...................      66,983,811       81,847,168

Dividends and distributions:

   Dividends from net investment
     income .......................     (10,532,288)            --

   Return of capital distributions      (21,352,044)     (35,301,618)
                                      -------------    -------------

   Total increase .................      35,099,479       46,545,550


NET ASSETS

   Beginning of year ..............     411,294,966      364,749,416
                                      -------------    -------------
   End of year ....................   $ 446,394,445    $ 411,294,966
                                      =============    =============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,         DECEMBER 27, 1991*
                                                             ------------------------------------------     THROUGH
                                                                1996        1995        1994       1993  OCTOBER 31, 1992
                                                                ----        ----        ----       ----    -------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $ 11.36     $ 10.07      $ 12.34    $ 13.13    $ 14.10
                                                             --------    --------     --------   --------   --------
   Net investment income (net of interest expense of $.41,
     $.35, $.26, $.20, and $.14, respectively)                    .93         .89         1.09       1.21       1.03
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                .92        1.37        (2.28)      (.80)      (.99)
                                                             --------    --------     --------   --------   --------
Net increase (decrease) from investment operations               1.85        2.26        (1.19)       .41        .04
                                                             --------    --------     --------   --------   --------
Less dividends and distributions:
   Dividends from net investment income                          (.29)         --        (1.03)     (1.20)      (.98)
   Return of capital distributions                               (.59)       (.97)        (.05)        --         --
                                                             --------    --------     --------   --------   --------
       Total dividends and distributions                         (.88)       (.97)       (1.08)     (1.20)      (.98)

                                                             --------    --------     --------   --------   --------
Capital charge with respect to issuance of shares                  --          --           --         --       (.03)
                                                             --------    --------     --------   --------   --------
Net asset value, end of period**                              $ 12.33     $ 11.36      $ 10.07    $ 12.34    $ 13.13#
                                                             --------    --------     --------   --------   --------
Per share market value, end of period**                       $ 101/8     $ 101/8       $ 91/8    $ 127/8    $ 131/2
                                                             ========    ========     ========   ========   ========
TOTAL INVESTMENT RETURN+                                        9.48%      22.88%      (21.62%)     4.68%      2.40%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (a)                                           .97%        .96%        1.01%       .98%.      .90%+++
Net investment income                                           8.24%       8.58%        9.92%      9.72%      9.09%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands)                            $409,644    $374,975     $397,651   $452,740   $482,326
Portfolio turnover                                               151%         78%          70%       155%       314%
Net assets, end of period (in thousands)                     $446,394    $411,295     $364,749   $446,614   $475,220
Reverse repurchase agreements outstanding,
   end of period (in thousands)                              $217,135    $202,703     $142,450   $201,122   $219,362
Asset coverage++                                              $ 3,056     $ 3,028      $ 3,561    $ 3,221    $ 3,166

----------
   * Commencement of investment operations.
  ** NAV and market value  published in The Wall Street  Journal each Monday.
   # Net asset  value  immediately   after  closing of first  public   offering
     was $14.07.
 (a) The ratios of operating expenses, including interest expense, to average net assets were 4.63%, 4.34%, 3.36%, 2.55% and 2.11% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING        The BlackRock North American  Government  Income Trust
POLICIES                  Inc.,  (the  "Trust"),  a  Maryland  corporation,   is
                          non-diversified,   closed-end   management  investment
company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quota-
tions of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one"means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying posi-tion at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract. Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (The Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Fund.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

   (ii) purchases and sales of investment  securities,  income and  expenses--at
    the  rates  of  exchange   prevailing  on  the  respective   dates  of  such
    transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   Net realized and unrealized foreign exchange losses of $2,060,360 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

   The exchange rate for the Canadian dollar at October 31, 1996 was US$0.7462 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss,unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

MORTGAGE SWAPS: Mortgage swaps are a variation on interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time. Mortgage swaps combine the fixed/floating concept with an amortizing feature that is indexed to mortgage securities. Scheduled amortization and prepayments on the index pools reduce the notional amount.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.
   Mortgage swaps are intended to enhance the Trust's income earning ability by effectively owning mortgage pass-throughs and locking-in the financing rate at a very attractive spread to market levels. This allows mortgage pass-throughs to be held more cheaply than if they were owned outright and financed, but at a decreased level of liquidity.
   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty. Swap Spreadlock Agreement: A swap spreadlock agreement is an exchange of a one time cash payment between the Trust and another party which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations.For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to
distribute   all  of  its  taxable   income  to   shareholders.

   DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1996 the Trust decreased undistributed net investment income by $1,874,235, increased accumulated net realized losses on investments by
$37,828,895, increased net unrealized appreciation on investments by $37,802,390, decreased accumulated net realized and unrealized foreign currency losses by $23,252,784 and decreased paid in capital in excess of par by $21,352,044 for realized foreign currency losses, tax return of capital distributions and differences between book and taxable capital losses incurred during the year ended October 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS        The Trust has an Investment  Advisory  Agreement  with
                          BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset
Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management, LLC ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO         Purchases  and sales of investment  securities,  other
SECURITIES AND OTHER      than  short-term  investments,   for  the  year  ended
INVESTMENTS               October   31,   1996   aggregated   $872,071,774   and
                          $927,468,017, respectively.

The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments willgenerally exceed 5% of its portfolio assets. At October 31, 1996, the Trust held 2.1% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The United States federal income tax basis of the Trust's investments at October 31, 1996 was $735,921,129, and accordingly, net unrealized appreciation for federal income tax purposes was $65,783,876 (gross unrealized appreciation- $67,827,684; gross unrealized depreciation-$2,043,808).

   For federal income tax purposes, the Trust had a capital loss carryforward as of October 31, 1996 of approximately $61,126,700 of which approximately $7,191,000 will expire in 2000, approximately $11,408,000 will expire in 2001, approximately $32,751,000 will expire in 2002, approximately $5,519,200 will expire in 2003 and approximately $4,257,500 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at October 31, 1996 are as follows:

                                  VALUE AT        VALUE AT       UNREALIZED
NUMBER OF           EXPIRATION      TRADE        OCTOBER 31,    APPRECIATION/
CONTRACTS TYPE         DATE         DATE           1996        (DEPRECIATION)
--------  ----       --------    ---------  -----------------  --------------
Short positions:

 373   30 Yr. U.S.
       T-Note        Dec.'96    $41,680,494   $  42,149,000    $  (468,506)
 100   Canadian
       T-Bond        Dec.'96      8,164,552       8,721,086       (556,534)
  50   Eurodollar    Dec.'96     11,798,487      11,808,750        (10,263)
  50   Eurodollar    Mar.'97     11,792,237      11,805,000        (12,763)
  50   Eurodollar    Jun.'97     11,775,987      11,791,250        (15,263)
  45   Eurodollar    Sept.'97    10,584,281      10,598,625        (14,344)
  45   Eurodollar    Dec.'97     10,563,514      10,578,375        (14,861)
  40   Eurodollar    Mar.'98      9,382,790       9,396,000        (13,210)
  40   Eurodollar    Jun.'98      9,372,790       9,386,000        (13,210)
  35   Eurodollar    Sept.'98     8,193,520       8,205,750        (12,230)
  35   Eurodollar    Dec.'98      8,183,004       8,196,125        (13,121)
                               ------------   ------------     ------------
                               $141,491,656   $ 142,635,961    $(1,144,305)
                               ============   =============    ===========

Long positions:
  25   5 Yr. U.S.
       T-Note        Dec.'96   $  2,667,318    $ 2,680,859         $ 13,541
                               ============    ===========     ============

   Details  of open  forward  currency  contracts  at  October  31,  1996 are as follows:
                           VALUE AT    VALUE AT      UNREALIZED
SETTLEMENT   CONTRACT     SETTLEMENT   OCTOBER 31,  APPRECIATION/
   DATE     TO RECEIVE      DATE         1996      (DEPRECIATION)
 ---------  ---------      ---------   --------       ----------
Purchases:
11/05/96   $134,130,000   $100,000,000   $100,111,658   $111,658
11/07/96    360,000,000    268,226,360    268,727,909    501,549
                          ------------   ------------   --------
                          $368,226,360   $368,839,567 $  613,207
                          ============   ============ ==========
SALES:
 11/07/96$  134,130,000   $100,010,439   $100,123,540 $ (113,101)
                          ============   ============ ==========


   The Trust entered into a FNMA mortgage swap with a notional amount of $150 million. Under the agreement, the Trust receives a fixed rate and pays a floating rate. The FNMA mortgage swap settled on November 26, 1993. Details of the swap are as follows:

                                     CURRENT

NOTIONAL                                                               UNREALIZED
AMOUNT          FIXED                                TERMINATION       APPRECIATION/
 (000)    TYPE   RATE        FLOATING RATE              DATE          (DEPRECIATION)
-------   ---- -------- ------------------------      ----------       -----------

$101,924  FNMA  8%1-mo. LIBOR minus 20 basis pts.      Nov. `96       $(2,771,861)


   The Trust entered into a swap spreadlock agreement which settled on August 19, 1996 with a notional amount of C$50 million. Under this agreement, the Trust will mark to market the value of the contract based on the spread between the 10 year Canadian dollar swap rate and 10 year Canadian Government Bond yield minus
13.5 basis points. Upon the termination date, the Trust will receive the value of the contract if the spread minus 13.5 basis points is greater than 1% or the Trust will pay the value of the contract if the spread minus 13.5 basis points is less than 1%. The agreement terminates on February 19, 1997. At October 31, 1996, unrealized appreciation was $43,976.

NOTE 4. BORROWINGS       REVERSE REPURCHASE  AGREEMENTS:  The Trust enters into
                         reverse  repurchase  agreements with qualified,  third
party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average monthly balance of United States reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately $58,677,000 at a weighted average interest rate of approximately 5.57%. Also, the average monthly balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately, C$165,542,000, at a weighted average interest rate of approximately 4.91%. The maximum amount of United States reverse repurchase agreements outstanding at any month-end during the year was $173,132,059 as of February 29, 1996, which was 29.6% of total assets. The maximum amount of Canadian reverse repurchase agreements outstanding at any month-end during the period was approximately, C$299,573,035 as of August 31, 1996, which was 35.7% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended October 31, 1996 was approximately $4,331,600. The maximum amount of dollar rolls outstanding at any month-end during the period was $12,959,028 as of April 30, 1996, which was 2.2% of total assets.

NOTE 5. CAPITAL          There are 200 million  shares of $.01 par value common
                         stock authorized. Of the 36,207,093 shares outstanding
at October 31, 1996, the Adviser owned 7,093 shares.

NOTE 6. DISTRIBUTIONS     Subsequent to October 31, 1996, the Board of Directors
                          of the Trust  declared  non-taxable  return of capital
distributions of $0.07 per share payable November 29, 1996 to shareholders of record on November 15, 1996.

NOTE 7. QUARTERLY DATA
(UNAUDITED)
================================================================================

                                                                    NET REALIZED AND
                                                                       UNREALIZED
                                                                     GAIN (LOSS) ON
                                                                     INVESTMENTS,
                                                                     SHORT SALES
                                              NET INVESTMENT          FUTURES AND
     QUARTERLY                TOTAL               INCOME           OPTIONS WRITTEN
      PERIOD                  INCOME         AMOUNT PER SHARE     AMOUNT   PER SHARE
      ------                  ------         ----------------     ------   ---------

November 1, 1994
  to January 31, 1995      $10,026,608    $9,169,699  $.25     $(20,198,506)  $(.55)
February 1, 1995
   to April 30, 1995         8,669,818     7,823,263   .22       42,296,756    1.17
May 1, 1995
   to July 31, 1995          8,581,066     7,658,911   .21       (5,073,249)   (.14)
August 1, 1995
   to October 31, 1995       8,476,486     7,502,514   .21       32,667,780     .89
November 1, 1995
   to January 31, 1996       9,485,156     8,494,492   .23        3,322,104     .09
February 1, 1996
   to April 30, 1996         9,550,552     8,571,088   .24      (13,013,281)   (.36)
May 1, 1996
   to July 31, 1996          9,292,104     8,278,311   .23        2,834,967     .08
August 1, 1996
   to October 31, 1996       9,394,926     8,414,676   .23       40,081,454    1.11




                           NET INCREASE (DECREASE)
                               IN NET ASSETS        DIVIDENDS
                               RESULTING FROM          AND                         PERIOD END
     QUARTERLY                   OPERATIONS       DISTRIBUTIONS     SHARE PRICE     NET ASSET
      PERIOD               AMOUNT     PER SHARE  AMOUNT  PER SHARE  HIGH    LOW        VALUE
      ------               ------     ---------  ------  ---------  ----    ---        -----

November 1, 1994
  to January 31, 1995   $(11,028,807)  $(.30) $9,504,225 $.2625   $ 9 1/8  $8 3/8   $  9.51
February 1, 1995
   to April 30, 1995      50,120,019    1.39   8,825,494  .2437     9 3/4   9         10.65
May 1, 1995
   to July 31, 1995        2,585,662     .07   8,485,949  .2344    10       9 3/8     10.48
August 1, 1995
   to October 31, 1995    40,170,294    1.10   8,485,950  .2344    10 3/8   9 3/8     11.36
November 1, 1995
   to January 31, 1996    11,816,596     .32   8,485,950  .2344    10 1/8   9 3/8     11.45
February 1, 1996
   to April 30, 1996      (4,442,193)   (.12)  8,191,722  .2263    10 3/8   9 3/8     11.10
May 1, 1996
   to July 31, 1996       11,113,278     .31   7,603,330  .2100     9 5/8   9 1/4     11.20
August 1, 1996
   to October 31, 1996    48,496,130    1.34   7,603,330  .2100    10 1/8   9 1/2     12.33
===========================================================================================

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and  Board  of  Directors  of
The  BlackRock  North  American Government Income Trust Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American Government Income Trust Inc. as of October 31, 1996 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 27, 1991 (commencment of investment operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 1996 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.







/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1996.

     During the fiscal year ended October 31, 1996, the Trust paid dividends and distributions of $.880625 per share of which $0.290870 represents dividends from ordinary income and $0.589755 represents a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividend or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S.dollar-denominated securities.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be between 65% and 80%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT  STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?

Does the Trust Pay Dividends Regularly? The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS  IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUSTINC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):                             Mortgage     instruments     with
                                               interest  rates  that  adjust  at
                                               periodic  intervals  at  a  fixed
                                               amount over the market  levels of
                                               interest  rates as  reflected  in
                                               specified   indexes.   ARMS   are
                                               backed by mortgage  loans secured
                                               by real property.

ASSET-BACKED SECURITIES:                       Securities   backed  by   various
                                               types  of  receivables   such  as
                                               automobile    and   credit   card
                                               receivables.

CANADIAN MORTGAGE SECURITIES:                  Canadian   Mortgage   instruments
                                               which  are   guaranteed   by  the
                                               Canadian     Mortgage     Housing
                                               Corporation   (CMHC),  a  federal
                                               agency  backed by the full  faith
                                               and   credit   of  the   Canadian
                                               Government.

CLOSED-END FUND:                               Investment      vehicle     which
                                               initially  offers a fixed  number
                                               of shares  and  trades on a stock
                                               exchange.  The fund  invests in a
                                               portfolio   of    securities   in
                                               accordance    with   its   stated
                                               investment     objectives     and
                                               policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):                   Mortgage-backed  securities which
                                               separate   mortgage   pools  into
                                               short-,  medium-,  and  long-term
                                               securities     with     different
                                               priorities    for    receipt   of
                                               principal  and   interest.   Each
                                               class is paid a fixed or floating
                                               rate  of   interest   at  regular
                                               intervals.    Also    known    as
                                               multiple-class           mortgage
                                               pass-throughs.

DISCOUNT:                                      When a fund's net asset  value is
                                               greater  than its stock price the
                                               fund is said to be  trading  at a
                                               discount.

DIVIDEND:                                      This  is  income   generated   by
                                               securities  in  a  portfolio  and
                                               distributed to shareholders after
                                               the  deduction of expenses.  This
                                               Trust declares and pays dividends
                                               on a monthly basis.

DIVIDEND REINVESTMENT:                         Shareholders  may  elect  to have
                                               all  distributions  of  dividends
                                               and capital  gains  automatically
                                               reinvested into additional shares
                                               of the Trust.

FHA:                                           Federal Housing Administration, a
                                               government       agency      that
                                               facilitates a secondary  mortgage
                                               market  by  providing  an  agency
                                               that guarantees timely payment of
                                               interest    and    principal   on
                                               mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation
                                               that   facilitates   a  secondary
                                               mortgage   market  by  purchasing
                                               mortgages  from  lenders  such as
                                               savings      institutions     and
                                               reselling  them to  investors  by
                                               means     of      mortgage-backed
                                               securities.  Obligations of FHLMC
                                               are not  guaranteed  by the  U.S.
                                               government,   however;  they  are
                                               backed by  FHLMC's  authority  to
                                               borrow from the U.S.  government.
                                               Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation
                                               that   facilitates   a  secondary
                                               mortgage   market  by  purchasing
                                               mortgages  from  lenders  such as
                                               savings      institutions     and
                                               reselling  them to  investors  by
                                               means     of      mortgage-backed
                                               securities.  Obligations  of FNMA
                                               are not  guaranteed  by the  U.S.
                                               government,   however;  they  are
                                               backed  by  FNMA's  authority  to
                                               borrow from the U.S.  government.
                                               Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:                         Securities  issued or  guaranteed
                                               by the U.S. government, or one of
                                               its          agencies          or
                                               instrumentalities,  such  as GNMA
                                               (Government   National   Mortgage
                                               Association),    FNMA    (Federal
                                               National  Mortgage   Association)
                                               and  FHLMC   (Federal  Home  Loan
                                               Mortgage Corporation).

INTEREST-ONLY                                  Securities    (I/O):     Mortgage
                                               securities  that receive only the
                                               interest   cash   flows  from  an
                                               underlying pool of mortgage loans
                                               or    underlying     pass-through
                                               securities.
                                               Also known as a STRIP.

MARKET PRICE:                                  Price  per  share  of a  security
                                               trading in the secondary  market.
                                               For a  closed-end  fund,  this is
                                               the  price at which  one share of
                                               the  fund  trades  on  the  stock
                                               exchange.  If you  were to buy or
                                               sell  shares,  you  would  pay or
                                               receive the market price.

MORTGAGE DOLLAR ROLLS:                         A  mortgage   dollar  roll  is  a
                                               transaction  in which  the  Trust
                                               sells mortgage-backed  securities
                                               for delivery in the current month
                                               and  simultaneously  contracts to
                                               repurchase  substantially similar
                                               (although     not    the    same)
                                               securities on a specified  future
                                               date.  During the "roll"  period,
                                               the   Trust   does  not   receive
                                               principal  and interest  payments
                                               on   the   securities,   but   is
                                               compensated  for  giving up these
                                               payments by the difference in the
                                               current  sales  price  (for which
                                               the  security  is sold) and lower
                                               price that the Trust pays for the
                                               similar  security at the end date
                                               as well as the interest earned on
                                               the cash  proceeds of the initial
                                               sale.

MORTGAGE PASS-THROUGHS:                        Mortgage-backed securities issued
                                               by  Fannie  Mae,  Freddie  Mac or
                                               Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:                  Collateralized           Mortgage
                                               Obligations.

NET ASSET VALUE (NAV):                         Net  asset  value  is  the  total
                                               market  value  of all  securities
                                               and  other  assets  held  by  the
                                               Trust, plus income accrued on its
                                               investments,       minus      any
                                               liabilities   including   accrued
                                               expenses,  divided  by the  total
                                               number of outstanding  shares. It
                                               is  the  underlying  value  of  a
                                               single  share on a given day. Net
                                               asset  value  for  the  Trust  is
                                               calculated  weekly and  published
                                               in BARRON'S  on Saturday  and THE
                                               WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES(P/O):                Mortgage  securities that receive
                                               only  the  principal  cash  flows
                                               from   an   underlying   pool  of
                                               mortgage   loans  or   underlying
                                               pass-through   securities.   Also
                                               known as a STRIP.

PROJECT LOANS:                                 Mortgages for multi-family,  low-
                                               to middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                                     Securities  issued in  connection
                                               with   collateralized    mortgage
                                               obligations     that    generally
                                               represent  the  excess  cash flow
                                               from    the    mortgage    assets
                                               underlying  the CMO after payment
                                               of principal  and interest on the
                                               other CMO  securities and related
                                               administrative expenses.

REVERSE REPURCHASE AGREEMENTS:                 In    a    reverse     repurchase
                                               agreement,    the   Trust   sells
                                               securities    and    agrees    to
                                               repurchase  them  at  a  mutually
                                               agreed  date  and  price.  During
                                               this time, the Trust continues to
                                               receive   the    principal    and
                                               interest   payments   from   that
                                               security. At the end of the term,
                                               the  Trust   receives   the  same
                                               securities that were sold for the
                                               same initial  dollar  amount plus
                                               interest on the cash  proceeds of
                                               the initial sale.

STRIPPED MORTGAGE BACKED SECURITIES:           Arrangements  in  which a pool of
                                               assets  is  separated   into  two
                                               classes  that  receive  different
                                               proportions  of the  interest and
                                               principal    distribution    from
                                               underlying        mortgage-backed
                                               securities.  IO's  and  PO's  are
                                               examples of STRIPS.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                      MATURITY
PERPETUAL TRUSTS                                       STOCK SYMBOL     DATE
                                                         ---------     -----
The BlackRock Income Trust Inc.                             BKT         N/A
The BlackRock North American Government Income Trust Inc.   BNA         N/A


Term Trusts
The BlackRock 1998 Term Trust Inc.                          BBT         12/98
The BlackRock 1999 Term Trust Inc.                          BNN         12/99
The BlackRock Target Term Trust Inc.                        BTT         12/00
The BlackRock 2001 Term Trust Inc.                          BLK         06/01
The BlackRock Strategic Term Trust Inc.                     BGT         12/02
The BlackRock Investment Quality Term Trust Inc.            BQT         12/04
The BlackRock Advantage Term Trust Inc.                     BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.   BCT         12/09



TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                                        MATURITY
PERPETUAL TRUSTS                                          STOCK SYMBOL   DATE
                                                          ------------   -----
The BlackRock Investment Quality Municipal Trust Inc.              BKN   N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA   N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY   N/A


Term Trusts
The BlackRock Municipal Target Term Trust Inc.                     BMN   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN   12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT   12/10




                      If you would like further information
                    please do not hesitate to call BlackRock
                        at (800) 227-7BFM or consult with
                             your financial advisor.

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2 World Financial Center
New York, NY 10281

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.



                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                    c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM



Printed on recycled paper                                          092475-10-2






                                 THE BLACKROCK
                                 NORTH AMERICAN
                                   GOVERNMENT
                               INCOME TRUST INC.
================================================================================
                                 ANNUAL REPORT
                                OCTOBER 31, 1996